Exhibit 10.1

OPTION TO PURCHASE ASSETS

This Option to Purchase Assets (the “Agreement”) is made and entered into as of August _31st , 2025 (the “Effective Date”), by and between:

SELLER(S):

Navidad Petroleum LLC (“Navidad”)

Peach Creek Petroleum LLC (“Peach”)

8 Country Squire Road.

Natchez, MS 39120

TMR Exploration

Quadrangle, L.L.C. (“Quadrangle”)

1324 N. Hearne,

Shreveport, LA 71107

(Navidad, TMR, Peach and Quadrangle each, a “Seller Party” and, collectively, the “Seller”)

BUYER:

Permex Petroleum Corporation

2950 North Loop West, Suite 500

Houston, Texas 77092
(“Buyer”)

Each a “Party” and collectively the “Parties.”

RECITALS

WHEREAS, Seller is the owner, and/or representative of owners, of certain oil and gas assets, as described in Exhibit A attached hereto and incorporated herein (the “Assets”); and

WHEREAS, Buyer desires to obtain from Seller an option to purchase the Assets on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

1. GRANT OF OPTION & CONSIDERATION

For consideration of Seventy-Five Thousand Dollars, $75,000.00, (“the Option Payment”) Seller hereby grants to Buyer the exclusive right and option (the “Option”) to purchase the Assets, subject to the terms and conditions of this Agreement. The Option Payment will be paid to Seller concurrent with execution of this Agreement and may be refunded to Buyer in certain circumstances, as set forth in this Agreement. The Option Payment shall be applied against the Purchase Price upon closing of the Definitive Agreements (as defined below) and should be considered a deposit against that consideration.

2. OPTION TERM

The term of this Option shall be for a period of six (6) months, commencing on the Effective Date, and expiring on the six-month anniversary of the Effective Date (the “Option Period”), unless earlier terminated as provided herein.

3. OPTION EXERCISE

Buyer may exercise this Option at any time during the Option Period by providing written notice to Seller of its intent to exercise the Option (the “Notice of Exercise”). Upon such exercise, the Parties shall proceed to finalize the terms of the purchase of the Assets as set forth in this Agreement pursuant to the executive and closing of definitive agreements among the Buyer (and/or any subsidiary of Buyer), Seller and any other sellers (the “Other Sellers”) with title to the Assets (the “Definitive Agreements”). If Seller and /or the Other Sellers shall fail to execute Definitive Agreements within 45-days of Buyer’s exercise of the Option (the “Definitive Agreement Date”), then Seller will refund to Buyer the Option Payment and will pay Buyer an additional payment of $50,000.00 USD (“the Break Fee”).

4. PURCHASE PRICE

The purchase price for the Assets shall be $3,000,000.00 dollars (the “Purchase Price”). The purchase price may be paid in the form of cash (USD), Buyer’s common shares or a convertible note(s) issued by Buyer or any combination thereof, to be determined between the Parties at the time of execution of the Definitive Agreements. A minimum of $1,750,000.00 of the total Purchase Price will be in Cash (USD) with the Option Payment being applied against that cash amount of the Purchase Price. Any common shares and/or convertible note(s) will be priced at the market price at the time of the Definitive Agreements are executed, with market price being the 5-day average of the closing price of Buyer’s common shares on the Canadian Stock Exchange and converted to U.S. dollars.

5. NO OBLIGATION TO PURCHASE

Buyer shall have no obligation to exercise the Option and may choose not to purchase the Assets at its discretion, in which case this Agreement shall terminate without further obligation and Seller entitled to retain the Option Payment.

6. TERMINATION

Seller shall have the right to terminate this Agreement at any time upon written notice to Buyer (the “Seller Termination Date”). In the event of termination by the Seller, the Seller shall refund to Buyer the Option Payment and will pay to Buyer the Break Fee.

7. ASSETS

This deal is entered into with the assumption that Seller and the Other Sellers will convey all right, title and interest in the Assets in Exhibit A including all of the right, title and interest from Seller and the Other Sellers. If all of the Assets are not conveyed to Buyer upon closing of the Definitive Agreements, then Buyer will have the right to terminate the Option upon written notice to Seller (the “Buyer Termination Date”) and Seller will refund to Buyer the Option Payment and will pay to Buyer the Break Fee.

8. EXCLUSIVITY

In consideration hereof and of the time and resources that Buyer will devote to the purchase of the Assets and the Definitive Agreement, and the various investigations and reviews undertaken by Buyer, each Seller Party, each of their subsidiaries and each of their respective affiliates, directors, officers, employees, representatives and agents (the “Seller Group”) will not, directly or indirectly, initiate, solicit, entertain, negotiate, accept or discuss, directly or indirectly, or provide any information to any person or entity with respect to any proposal or offer from any person or group of persons other than Buyer and its affiliates (an “Acquisition Proposal”) with respect to a sale of the Assets. Each Seller Party agrees to immediately notify Buyer if any member of the Seller Group receives any indications of interest, requests for information or offers in respect of an Acquisition Proposal, and will communicate to Buyer in reasonable detail the terms of any such indication, request or offer, and will provide Buyer with copies of all written communications relating to any such indication, request or offer.

9. JOINT AND SEVERAL OBLIGATIONS

The obligations to refund to Buyer the Option Payment and pay to Buyer the Break Fee are joint and several obligations of each Seller Party executing this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

SELLER:

Navidad Petroleum LLC

By:	/s/ Wayne A. Potter
Name:	Wayne A. Potter
Title:	Managing Member

TMR Exploration

By:	/s/ Raymond J. Lasseigne
Name:	Raymond J. Lasseigne
Title:	President

Peach Creek Petroleum, LLC

By:	/s/ Wayne A. Potter
Name:	Wayne A. Potter
Title:	Managing Member

Quadrangle, L.L.C

By:	/s/ Raymond J. Lasseigne
Name:	Raymond J. Lasseigne
Title:	Owner

BUYER

Permex Petroleum Corporation

By:	/s/ Bradley Taillon
Name:	Bradley Taillon
Title:	President & CEO

EXHIBIT A

Description of Assets

All right, title and interest in the following wells and leases

WELLS

WELL NAME	COUNTY	FIELD	API	Operator
JOHNSON E-2	COLORADO	ENGLEHART	4208930990	TMR
MCDERMOTT CW 4	COLORADO	NADA EAST	4208930642	TMR
MCDERMOTT CW 6 SWD	COLORADO	NADA EAST	4208931814	TMR
RAU, CHARLES 5	COLORADO	PROVIDENT CITY NE	4208930517	TMR
HILCORP-PCGU 1	LAVACA	PROVIDENT CITY	4228532905	HILCORP
HILCORP-PCGU 15	LAVACA	PROVIDENT CITY	4228533365	HILCORP
HILCORP-PCGU 16	LAVACA	PROVIDENT CITY	4228533392	HILCORP
KASKIE GU 1	LAVACA	PROVIDENT CITY	4228532808	HILCORP
KASKIE GU 2	LAVACA	PROVIDENT CITY	4228532894	HILCORP
NPC GU NO. 1	LAVACA	PROVIDENT CITY	4228532017	HILCORP
NPC GU NO. 2	LAVACA	PROVIDENT CITY	4228532870	HILCORP
PROVIDENT MINERALS GU 1	LAVACA	PROVIDENT CITY	4228532365	HILCORP
PROVIDENT MINERALS GU 2	LAVACA	PROVIDENT CITY	4228532426	HILCORP
BENNER 1 (SWEPI)	LAVACA	PROVIDENT CITY	4228500621	TMR
BENNER 4	LAVACA	PROVIDENT CITY	4228532970	TMR
E. A. NEUHAUS 1 (SWEPI)	LAVACA	PROVIDENT CITY	4228500144	TMR
E. T. NEUHAUS 7 (SWEPI)	LAVACA	PROVIDENT CITY	4228500067	TMR
E. T. NEUHAUS 11 (SWEPI)	LAVACA	PROVIDENT CITY	4228530095	TMR
E. T. NEUHAUS 13 (SWEPI)	LAVACA	PROVIDENT CITY	4228530147	TMR
F. W. NEUHAUS 1	LAVACA	PROVIDENT CITY	4228532067	TMR
F. W. NEUHAUS 1 (SWEPI)	LAVACA	PROVIDENT CITY	4228500081	TMR
F. W. NEUHAUS 2 (SWEPI)	LAVACA	PROVIDENT CITY	4228500080	TMR
F. W. NEUHAUS 3	LAVACA	PROVIDENT CITY	4228532085	TMR

F. W. NEUHAUS 3 (SWEPI)	LAVACA	PROVIDENT CITY	4228500079	TMR
F. W. NEUHAUS 4	LAVACA	PROVIDENT CITY	4228532086	TMR
F. W. NEUHAUS 4D SWD (SWEPI)	LAVACA	PROVIDENT CITY	4228500082	TMR
F. W. NEUHAUS 5	LAVACA	PROVIDENT CITY	4228532102	TMR
F. W. NEUHAUS 6L (SWEPI)	LAVACA	PROVIDENT CITY	4228500610	TMR
F. W. NEUHAUS 7	LAVACA	PROVIDENT CITY	4228532120	TMR
F. W. NEUHAUS 8	LAVACA	PROVIDENT CITY	4228532119	TMR
F. W. NEUHAUS 9 (SWEPI)	LAVACA	PROVIDENT CITY	4228530094	TMR
F. W. NEUHAUS 9 SWD	LAVACA	PROVIDENT CITY	4228532161	TMR
F. W. NEUHAUS 13 (SWEPI)	LAVACA	PROVIDENT CITY	4228531927	TMR
F. W. NEUHAUS 15	LAVACA	PROVIDENT CITY	4228532902	TMR
F. W. NEUHAUS 6A	LAVACA	PROVIDENT CITY	4228532116	TMR
FAY ROUSE 1 (SWEPI)	LAVACA	PROVIDENT CITY	4228500147	TMR
FAY ROUSE 4 (SWEPI)	LAVACA	PROVIDENT CITY	4228532546	TMR
NEUHAUS SANDRA 1	LAVACA	PROVIDENT CITY	4228532896	TMR
NEUHAUS SANDRA 2	LAVACA	PROVIDENT CITY	4228532966	TMR
PCGU 1 (SWEPI)	LAVACA	PROVIDENT CITY	4228500620	TMR
PCGU 5 - NOW PYLE 1	LAVACA	PROVIDENT CITY	4228500145	TMR
PCGU 6 (SWEPI)	LAVACA	PROVIDENT CITY	4228500146	TMR
TRAYLOR AV 6	LAVACA	PROVIDENT CITY	4228532579	TMR
TRAYLOR AV 9 (SWEPI)	LAVACA	PROVIDENT CITY	4228530083	TMR
TRAYLOR AV7	LAVACA	PROVIDENT CITY	4228532702	TMR
TRAYLOR-MILLER 1	LAVACA	PROVIDENT CITY	4228532863	TMR
TRAYLOR-MILLER 2	LAVACA	PROVIDENT CITY	4228532803	TMR
TS TUSA JR 1 (SWEPI)	LAVACA	PROVIDENT CITY	4228532541	TMR
TUSA 1	LAVACA	PROVIDENT CITY	4228532145	TMR
TUSA 2	LAVACA	PROVIDENT CITY	4228532200	TMR
WALTERS, D 4	LAVACA	PROVIDENT CITY	4228532272	TMR
STEINMAN, A 6	LAVACA	PROVIDENT CITY NE	4228533257	TMR
STEINMAN, E 4	LAVACA	PROVIDENT CITY NE	4228530090	TMR

WHARTON COUNTY, TEXAS
WEINHEIMER 1	WHARTON	ALWAN	4248134760	TMR
CORMAN HUDGINS 2	WHARTON	BOB ALEXANDER	4248134763	TMR
CORMAN HUDGINS 3	WHARTON	BOB ALEXANDER	4248134796	TMR
KOONCE 1	WHARTON	BOB ALEXANDER	4248134649	TMR
KOONCE 2	WHARTON	BOB ALEXANDER	4248134724	TMR
KOONCE 3	WHARTON	BOB ALEXANDER	4248134727	TMR
KOONCE 4	WHARTON	BOB ALEXANDER	4248134772	TMR
KOONCE 5	WHARTON	BOB ALEXANDER	4248134813	TMR
GLAZE GU 1	WHARTON	BONUS	4248134157	TMR
GLAZE GU 2	WHARTON	BONUS	4248134178	TMR
GLAZE GU 4	WHARTON	BONUS	4248134609	TMR
KRENEK - HEYNE GU 1	WHARTON	BONUS	4248134382	TMR
KRENEK GU 1	WHARTON	BONUS	4248134295	TMR
LOVELL SHWAB 1	WHARTON	BONUS	4248134332	TMR
LOVELL SHWAB 2	WHARTON	BONUS	4248134371	TMR
OBENHAUS GU 2	WHARTON	BONUS	4248133992	TMR
REYNOLDS CARL B - 9	WHARTON	BONUS	4248134234	TMR
ROCKING M LAND AND CATTLE A-1	WHARTON	BONUS	4248134329	TMR
ROCKING M LAND AND CATTLE A-2	WHARTON	BONUS	4248134343	TMR
ROCKING M LAND AND CATTLE A-3	WHARTON	BONUS	4248134344	TMR
ROCKING M LAND AND CATTLE A-4	WHARTON	BONUS	4248134319	TMR
ROCKING M LAND AND CATTLE B 1	WHARTON	BONUS	4248134318	TMR
SCHWEINLE 1	WHARTON	BONUS	4248134124	TMR
SCHWEINLE 2	WHARTON	BONUS	4248134179	TMR
SCHWEINLE 3	WHARTON	BONUS	4248134206	TMR
SCHWEINLE 4	WHARTON	BONUS	4248134257	TMR
SCHWEINLE 5	WHARTON	BONUS	4248134256	TMR
SCHWEINLE 6	WHARTON	BONUS	4248134280	TMR
SCHWEINLE 7	WHARTON	BONUS	4248134294	TMR
SCHWEINLE 8	WHARTON	BONUS	4248134396	TMR
SCHWEINLE 9	WHARTON	BONUS	4248134748	TMR
SCHWEINLE 10	WHARTON	BONUS	4248134780	TMR

SCHWEINLE 11	WHARTON	BONUS	4248134855	TMR
RUST ESTATE 1	WHARTON	CIERVO GRANDE	4248134320	TMR
WHORTON 2	WHARTON	CIERVO GRANDE	4248134120	TMR
WHORTON GU 1	WHARTON	CIERVO GRANDE	4248134088	TMR
WHORTON GU 3	WHARTON	CIERVO GRANDE	4248134958	TMR
ZEIDMAN TRUSTEE GU 1	WHARTON	CIERVO GRANDE	4248133918	TMR
ZEIDMAN TRUSTEE GU 2	WHARTON	CIERVO GRANDE	4248133965	TMR
DEN-SHO 1	WHARTON	GUENTHER	4248134859	TMR
GUENTHER 1 (SIDETRACK 1)	WHARTON	GUENTHER	4248133948	TMR
GUENTHER GU 3	WHARTON	GUENTHER	4248134826	TMR
HUDGINS JOEL GU 1	WHARTON	HUDGINS RANCH	4248133888	TMR
SHANNON L H GU 1	WHARTON	HUDGINS RANCH	4248133971	TMR
COUEY HARFST GU 1	WHARTON	JONES CREEK	4248134845	TMR
COUEY HARFST GU 2	WHARTON	JONES CREEK	4248134864	TMR

LEASES

LEASE	COUNTY/			LEASE
NUMBER	STATE	LESSOR	LESSEE	DATE
420052	Colorado, TX	Rau, Roy W. and Patsy Rau Kleinman	NEG Operating, LLC	03/15/03
420053	Lavaca, TX	Cornelson, Ray, et al Bruce Cornelson	NEG Operating, LLC	04/10/03
420054	Colorado, TX	Balusek, Johnnie B., Trustee	NEG Operating, LLC	04/08/03
420055	Lavaca, TX	Cornelson, Ray D., et al	Mitchell Energy Corporation	04/01/83
420055	Lavaca, TX	Cornelson, Ray D., et al	Sandridge Onshore, LLC	04/01/83
420056	Lavaca, TX	Bunge, Les, Jr.	Lemarco Operating, Inc.	10/31/88
420057	Lavaca, TX	Dow Hydrocarbons and Resources, Inc.	Mitchell Energy Corporation	12/08/93

420341	Lavaca, TX	Neuhaus, F. W., et ux, Billie Neuhaus and Marjorie Neuhaus Wallace, et vir J. Claude Wallace.	Shell Oil Company	02/01/70
420342	Lavaca, TX	Neuhaus, F. W. (Marjorie Neuhaus Wallace Management Trust)	Shell Oil Company, Inc.	01/10/49
420344	Lavaca, TX	Rexer, Evelyn Imrie	Shana Petroleum Company	02/15/93
420345	Lavaca, TX	Imrie, Frank C., Evelyn Rexer, st vir Fred L. Rexer	Shell Oil Company, Inc.	04/04/49
420693	Colorado, TX	Garwood Irrigation Co.	Texas Oil and Gas Corporation	09/11/79
0002239-000	Lavaca, TX	Foerster, Louis F., Lillie Foerster, Otto A. Hillje, Anna Minna Foerster	Oil Drillinf, Inc.	10/21/53
000396-000	Colorado, TX	Abell, Robert D.	NEG Operating Company	12/1/06 12/13/06
002236-000	Colorado, TX	Dowell, Mary Elizabeth	Christie, Mitchell and Mitchell Co.	12/17/55
420343 RW	Lavaca, TX	Steinman, Edwin, Agnes Steinman, J. J. Bucek, Melba Bucek, Louis Meyer, Anna Meyer, Otto F. Knape and Lula Knape.	Oil Drilling, Inc.	10/23/53
TX001090-000	Lavaca, TX	Ryan, Nancy Cornelson; Wade B. Cornelson et ux Cheryl Cornelson; Ray D. Cornelson, Bruce O. Cornelson and Thomas B. Trammell	NEG Operating, LLC	03/01/06
643003	Wharton, TX	Jack M. Obenhaus, et ux Vera Obenhaus	TransTexas Gas Corporation	09/22/99
643004	Wharton, TX	Gary Obenhaus	TransTexas Gas Corporation	09/23/99
643006	Wharton, TX	Leland Eisel	TransTexas Gas Corporation	08/01/99
643007	Wharton, TX	Philip D. Canaris	TransTexas Gas Corporation	09/30/99

880085	Wharton, TX	Timothy R. Krenek, Gerard P. Krenek, Mark A. Krenek and Elizabeth A. Koch, Individually and as Agent and Attorney-In-Fact for Mary Lou Krenek	ADOBE ENERGY, INC.	08/29/98
880086	Wharton, TX	George Krenek, Jr.	ADOBE ENERGY, INC.	08/29/98
880117.001	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	01/01/00
880117.002	Wharton, TX	David E. Mahalitic, et ux Joan V. Mahalitic	TransTexas Gas Corporation	01/13/00
880117.003	Wharton, TX	Philip D. Canaris, et ux Julia Sue Canaris	TransTexas Gas Corporation	11/04/99
880117.004	Wharton, TX	L. Donald Obenhaus, Mary S. Obenhaus, Gary Louis Obenhaus, Gertrude R. Obenhaus, and Marsha L. Turner	TransTexas Gas Corporation	09/23/99
880119.000	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	04/12/00
880120	Wharton, TX	George Krenek, Jr.	TransTexas Gas Corporation	09/08/98
880120	Wharton, TX	Timothy Ray Krenek, Elizabeth A. Koch, Gerard Patrick Krenek, and Mark Anthony Krenek	TransTexas Gas Corporation	02/10/00
880120	Wharton, TX	Timothy Ray Krenek, Elizabeth A. Koch, Gerard Patrick Krenek, and Mark Anthony Krenek	TransTexas Gas Corporation	03/31/01
880121	Wharton, TX	Timothy Ray Krenek, Elizabeth A. Koch, Gerard Patrick Krenek, and Mark Anthony Krenek	TransTexas Gas Corporation	04/22/00
880125	Wharton, TX	Carl N. Reynolds, Jr., et ux Rowena S. Reynolds.	TransTexas Gas Corporation	09/28/00
880127	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	10/19/00
880127.02	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	11/29/01

880128	Wharton, TX	Dianne T. Ozment	TransTexas Gas Corporation	10/30/00
880130	Wharton, TX	Timothy R. Krenek, et ux Phyllis A. Krenek	TransTexas Gas Corporation	02/14/01
880131	Wharton, TX	Timothy Ray Krenek, Elizabeth A. Koch, Gerard Patrick Krenek, and Mark Anthony Krenek	TransTexas Gas Corporation	02/14/01
880134	Wharton, TX	Narvell Hearn Johnson	TransTexas Gas Corporation	01/19/01
880136	Wharton, TX	JJN ‘ TERPRISES LLC	TransTexas Gas Corporation	01/19/01
880137	Wharton, TX	Wharton County Precinct 2	TransTexas Gas Corporation	01/03/01
880138	Wharton, TX	Raymond A. Zahn and Elsie E. Zahn	TransTexas Gas Corporation	02/05/01
880139	Wharton, TX	Timothy R. Krenek, et ux Phyllis A. Krenek	TransTexas Gas Corporation	01/24/01
880140	Wharton, TX	Timothy Ray Krenek, Elizabeth A. Koch, Gerard Patrick Krenek, and Mark Anthony Krenek	TransTexas Gas Corporation	01/24/01
880141	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	02/07/01
880144	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	09/18/01
880145	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	09/18/01
880146	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	09/18/01
880147	Wharton, TX	Timothy Ray Krenek, Elizabeth A. Koch, Gerard Patrick Krenek, and Mark Anthony Krenek	TransTexas Gas Corporation	01/24/01
880149	Wharton, TX	Rocking M Land and Cattle Company Trust, by and through Robert S. Mortensen and Martha F. Middlebrook as Co-Trustees.	TransTexas Gas Corporation	04/17/01
880150	Wharton, TX	Texas Department of Transportation, Texas Transportation Commission	TransTexas Gas Corporation	05/02/01

880153.002	Wharton, TX	Lou Anne Hancock Kellman, Nancy Hancock Sanders, Essie L. Leslie, Mary Hancock Post, Joe Bruce Hancock, Jr., Joshua Ryan Hancock, Estate of Virginia Lou Hancock, William R. Suggs, Jr., Bruce Carolton Suggs,	TransTexas Gas Corporation	12/18/01
880153.04	Wharton, TX	TransTexas Gas Corporation	Egypt Services Company	12/18/01
198ROW001	Wharton, TX	Texas Department of Transportation	TransTexas Gas Corporation	03/26/01
198ROW004	Wharton, TX	Wharton County, Texas	TransTexas Gas Corporation	03/26/01
198ROW006	Wharton, TX	Archie Owens, Jr., Bessie L. Hughes and Lillian M. Stenson	TransTexas Gas Corporation	09/07/02
198ROW007	Wharton, TX	Robert W. Krenek, et ux Josephine Krenek	TransTexas Gas Corporation	08/24/02
201ROW001	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	11/29/01
201ROW001	Wharton, TX	Egypt Wildlife & Agricultural Retreat, Inc.	TransTexas Gas Corporation	11/29/01
201ROW002	Wharton, TX	Peggy T. Manske	TransTexas Gas Corporation / Sandridge Exploration and Production, LLC	08/02/01
201ROW003	Wharton, TX	Edward A. Krenek, et ux Mary Ann Krenek	TransTexas Gas Corporation	07/30/01
201ROW004	Wharton, TX	Dianne Krenek Calvo	TransTexas Gas Corporation	07/31/01
201ROW005	Wharton, TX	Carl N. Reynolds, Jr., et ux Rowena Reynolds and Robert D. Reynolds, et ux Gayle C. Reynolds	TransTexas Gas Corporation	08/07/01
204018.RW1	Wharton, TX	Edmund A. Weinheimer, Jr.; Mary Ann Weinheimer Vickers, et ux William Barton Vickers	NATIONAL ONSHORE LP	04/11/06

204018.RW2	Wharton, TX	Edmund A. Weinheimer, Jr.; Mary Ann Weinheimer Vickers, et ux William Barton Vickers	NATIONAL ONSHORE LP	11/11/05 10/01/05
204018.RW3	Wharton, TX	Decatur Memorial Health Foundation (formerly the Esther M. Grady and William J. Grady Memorial Trust, Soy Capital Bank and Trust Company, Trustee)	NATIONAL ONSHORE LP	11/14/05 10/01/05
204018.RW4	Wharton, TX	Ray Allen Fuechec, et al George Fucik	NATIONAL ONSHORE LP	11/18/05 10/01/05
TX000377-000	Wharton, TX	Douglas W. Dornak	Fieldwood Onshore, LLC	09/29/14 08/04/14
TX000379-000	Wharton, TX	Robert W. Krenek and Josephine Krenek	TransTexas Gas Corporation	08/25/04
TX002284-000	Wharton, TX	L. Donald Obenhaus, Gary Louis Obenhaus, Gertrude R. Obenhaus and Marsha L Conley	TransTexas Gas Corporation	07/10/04
TX002285-000	Wharton, TX	Dianne T. Ozment	TransTexas Gas Corporation	07/29/04
TX006652-000	Wharton, TX	Ray Allen Fuechec, et al	SANDRIDGE ONSHORE, LLC	4/24/08 4/01/07
Wharton, TX	Wharton, TX	Ray Allen Fuechec, et al	SANDRIDGE ONSHORE, LLC	04/24/08
42-3009412-000	Wharton, TX	J. Mark Gresham	COASTAL OIL & GAS USA L P	4/21/1997
42-3009413-000	Wharton, TX	Fred S. Zeidman Trustee	COASTAL OIL & GAS USA L P	8/5/1998
42-3009418-000	Wharton, TX	G. Q.Rust Estate, a Texas General Partnership	COASTAL OIL & GAS USA L P	7/23/1999
42-3009419-000	Wharton, TX	Grant J.Whorton, et ux	COASTAL OIL & GAS USA LP	4/14/1999
42-3009420-000	Wharton, TX	Doris K. Brandes	COASTAL OIL & GAS GATHERING, LP	7/27/1999
	Wharton, TX	Ball Park Energy, LLC	TMR EXPLORATION, INC.	9/1/2018
	Wharton, TX	Alamo Concrete Products, Ltd	Coastal States Gas Transmission Company	2/4/1999
	Wharton, TX	Grant J. Whorton	Coastal States Gas Transmission Company	1/22/1999
	Wharton, TX	Carrie Louise (Shattel) Bucek	Coastal States Gas Transmission Company	1/22/1999
	Wharton, TX	J. Mark Gresham	Coastal States Gas Transmission Company	1/12/1999

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